UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2005

MELT, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-109990

(Commission File Number)

47-0925451

(IRS Employer Identification No.)

45320 Corte Palmito, Temecula, CA 92592

(Address of principal executive offices and Zip Code)

310-994-3890

Registrant's telephone number, including area code

14 John Dykes Avenue, Vaucluse, NSW Australia 2030

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2005, the Registrant decided to change its financial year end from a 52-53 week fiscal year to December 31. The Registrant intends to file a Form 10-KSB for its new financial year ended December 31, 2004 on or before March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELT, INC.

/s/ Clive Barwin

Clive Barwin, President

Date: March 16, 2005